PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET
NOTE 7:-	PROPERTY AND EQUIPMENT, NET

	December 31,
	2025	2024
Cost:

Computer, peripheral equipment and software	$90,558	$97,450
Office furniture and equipment	9,428	12,244
Leasehold improvements	5,913	7,695

	105,899	117,389
Accumulated depreciation:

Computer, peripheral equipment and software	76,838	85,213
Office furniture and equipment	8,182	10,350
Leasehold improvements	4,427	6,194

	89,447	101,757

Property and equipment, net	$16,452	$15,632

Depreciation expenses for the years ended December 31, 2025, 2024 and 2023 were $7,716, $7,868 and $8,276, respectively.

During 2025 and 2024, the Company retired and fully depreciated assets that were no longer in use. As a result, $20.2 million and $21.7 million, respectively, of cost and related accumulated depreciation was removed from the accounts. No gain or loss was recognized.